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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 20, 2000
(Date of earliest event reported)

Commission File No. 333-66805

BANC OF AMERICA COMMERCIAL MORTGAGE INC. (as depositor under the Pooling and Servicing Agreement relating to the Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-1)



                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.
               (formerly known as NATIONSLINK FUNDING CORPORARION)
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                          56-1950039
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC   28255
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code

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ITEM 5.  Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
   (99) Computational Materials prepared by Banc of America Securities LLC in connection with Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-1

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BANC OF AMERICA COMMERCIAL
                                        MORTGAGE INC.

                                        By: /s/ James E. Naumann
                                            ------------------------------------
                                            Name:  James E. Naumann
                                            Title: Senior Vice President


Date: September 20, 2000

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                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      -----------                                     --------------

   (99)          Computational Materials prepared by Banc of           P
                 America Securities LLC in connection with Banc of America Commercial Mortgage Inc.
                 Commercial Mortgage Pass-Through
                 Certificates, Series 2000-1